Exhibit 10.17

Execution Version

JOINDER AGREEMENT

TO

LETTER AGREEMENT

January 1, 2023

The undersigned is executing and delivering this Joinder Agreement pursuant to the Letter Agreement, dated as of October 27, 2021 (as it may be amended and restated, the “Letter Agreement”), by and among Perception Capital Corp. II, a Cayman Islands exempted company (the “Company”), Perception Capital Partners II LLC, a Delaware limited liability company and each of the other persons set forth on the signature pages thereto.  Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Letter Agreement.

By executing this Joinder Agreement and delivering it to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Letter Agreement applicable to Insiders in the same manner as if the undersigned were an original signatory to the Letter Agreement and in such capacity as an Insider.

[Signature page follows]

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the date first above written.

/s/ Tao Tan
Tao Tan

Acknowledged and Agreed:

PERCEPTION CAPITAL CORP. II

By:/s/ Rick Gaenzle____________

Name:Rick Gaenzle

Title:Chief Executive Officer

[Signature Page to Letter Agreement Joinder Agreement]